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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report
      (Date of earliest event reported):                     JULY 16, 2001



                             MULTIMEDIA GAMES, INC.
             (Exact name of registrant as specified in its charter)

                                     0-28318
                            (COMMISSION FILE NUMBER)

                   TEXAS                                 74-2611034
       (State or other jurisdiction                     (IRS Employer
             of incorporation)                       Identification No.)



    8900 SHOAL CREEK BLVD., SUITE 300,
              AUSTIN, TEXAS                                 78757
  (Address of principal executive offices)                (Zip Code)


                                 (512) 371-7100
              (Registrant's telephone number, including area code)







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Item 7. Financial statements, Pro forma Financial Information and Exhibits.

        Exhibit 99.1 Form of presentation to security analysts and investors.

Item 9. Regulation FD Disclosure.

        Multimedia Games, Inc., intends to make to security analysts and investors a presentation concerning the Company in substantially the form attached hereto as Exhibit 99.1


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MULTIMEDIA GAMES, INC.



Dated: July 16, 2001                  By:     /s/ Gordon T. Graves
                                             ----------------------------------
                                             Gordon T. Graves
                                             Chairman of the Board and
                                             Chief Executive Officer





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                                  EXHIBIT INDEX

EXHIBIT NO.

99.1     Form of Presentation to Security Analysts and Investors